PROBE MANUFACTURING, INC.

STOCK PURCHASE AGREEMENT

THIS AGREEMENT is made and entered into this ____ day of December, 2014, by and between Probe Manufacturing, Inc., 17475 Gillette Avenue, Irvine, CA, a Nevada corporation, (“PMFI,” “Corporation” or “Seller”) and _________________________ (Name)

,_______________________________________(Address of Purchaser) , (“Purchaser”);

WHEREAS, the Seller has issued capital stock of 28,806,111 shares of $0.001 par value common stock as of November 25, 2014; and

WHEREAS, the Purchaser desires to purchase _________ number of shares of restricted stock at $0.06 per share and the Seller desires to sell said stock, upon the terms and subject to the conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the purchase and the sale of the Corporation's Stock aforementioned, it is hereby agreed as follows:

1.

PURCHASE AND SALE. Subject to the terms and conditions hereinafter set forth, at the closing of the transaction contemplated hereby, the Seller shall sell, convey, transfer, and deliver to the Purchaser certificates representing ___________ number of restricted shares, and the Purchaser shall purchase from the Seller __________ number of restricted shares of such stock in consideration of the purchase price set forth in this Agreement. The certificates representing the Corporation's Stock shall be duly issued in the name of the Purchaser or its designee(s). The closing of the transactions contemplated by this Agreement (“Closing”) shall be held at a place, date and time as the parties hereto may otherwise agree.

2.

AMOUNT AND PAYMENT OF PURCHASE PRICE. The total consideration and method of payment thereof are set forth below:

(a)

Consideration. As total consideration for the purchase and sale of the Corporation's Stock, pursuant to this Agreement, the Purchaser shall pay to the Seller the sum of _________________________________ Dollars ($________________), such total consideration to be referred to in this Agreement as the “Purchase Price”.

(b)

Payment. The Purchase Price shall be paid as follows: The sum of ____________________ Dollars ($__________________) to be delivered to Seller upon the execution of this Agreement.

3.

REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby warrants and represents:

(a)

Probe Manufacturing, Inc.

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Organization and Standing. Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as it is now being conducted.

(b)

Restrictions on Stock.

i.

The Corporation’s Stock purchased by the Purchaser are “restricted securities,” as that term is defined in Rule 144(a)(3) of the Act, and therefore may not be offered or sold or transferred by the Purchaser without compliance with the registration requirements of the Act unless, in the opinion of counsel to the Corporation, an exemption from registration is available.

ii.

The Seller is not a party to any agreement, written or oral, creating rights in respect to the Corporation's Stock in any third person or relating to the voting of the Corporation's Stock.

iii.

The Stock is being sold free and clear of all security interests, liens, encumbrances, equities and other charges.

(c)

Access to and Furnishing Information: The Company has provided this link to the Securities and Exchange Commission Edgar filing system to review the company’s fillings:

i.

http://www.sec.gov/cgi-bin/browse-edgar?company=probe+manufacturing&owner=exclude&action=getcompany

4.

REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby warrants and represents:

(a)

The Purchaser acknowledges and agrees that the shares of the Corporation’s Stock the Purchaser is purchasing are “restricted securities” that may not be offered or sold or transferred by the Purchaser without compliance with the registration requirements of the Act, unless, in the opinion of counsel to the Corporation, an exemption from registration is available.

(b)

The Purchaser acknowledges and agrees that the certificate(s) evidencing the shares of the Corporation’s Stock purchased shall bear a customary restrictive transfer legend.

5.

REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER.

(a)

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Seller and Purchaser hereby represent and warrant that there has been no act or omission by Seller or the Purchaser which would give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee, or other like payment in connection with the transactions contemplated hereby.

6.

GENERAL PROVISIONS

(a)

Entire Agreement. This Agreement (including any written amendments hereof executed by the parties) constitutes the entire Agreement and supersedes all prior agreements and understandings, oral and written between the parties hereto with respect to the subject matter hereof.

(b)

Sections and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(c)

Governing Law. This agreement and all transactions contemplated hereby, shall be governed by, construed and enforced in accordance with the laws of the State of Nevada. The parties herein waive trial by jury and agree to submit to the personal jurisdiction and venue of a federal or state court of subject matter jurisdiction in the State of Nevada.  In the event that litigation results from or arises out of this Agreement or the performance thereof, the parties agree to reimburse the prevailing party’s reasonable attorney’s fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which the prevailing party may be entitled.

IN WITNESS WHEREOF, this Agreement has been executed by each of the individual parties hereto on the date first above written.

Probe Manufacturing, Inc. (“SELLER”)

By:__________________________________

Kambiz Mahdi,

President

___________________________ (“PURCHASER”)

By:_________________________

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